UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED) June 14, 2026

Fox Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-38776	83-1825597
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	FOXA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	FOX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 15, 2026, FOX Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (the “SEC”) announcing the proposed acquisition (the “Acquisition”) of Roku, Inc., a Delaware corporation (“Roku”), pursuant to the Agreement and Plan of Merger, dated as of June 14, 2026, by and among the Company, Roku, Falcon Merger Sub 1, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company, and Falcon Merger Sub 2, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company. This Current Report on Form 8-K (this “Amendment No. 1”) amends and supplements the Original Report to provide the historical financial statements of Roku and the pro forma financial information required by Item 9.01 of Form 8-K that were omitted from the Original Report as permitted by Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Roku’s audited consolidated balance sheets as of December 31, 2025 and 2024, the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes, and Roku’s unaudited condensed consolidated balance sheet as of June 30, 2026, the related condensed consolidated statements of operations, comprehensive income (loss), stockholders’ equity, and cash flows for each of the three and six months ended June 30, 2026 and 2025 are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference to this Item 9.01(a).

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company, giving effect to the Acquisition, as of and for the year ended June 30, 2026, is attached hereto as Exhibit 99.3 and incorporated herein by reference to this Item 9.01(b).

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Roku would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the Company’s acquisition of Roku.

(c) Exhibits

The following exhibits are filed as part of this Amendment No. 1:

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited financial statements of Roku, Inc. as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 (incorporated by reference to Item 8 of Roku, Inc.’s Current Report on Form 8-K filed with the SEC on June 18, 2026)

99.2	Unaudited financial statements of Roku, Inc. as of June 30, 2026 and for the three and six months ended June 30, 2026 and 2025 (incorporated by reference to Roku, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the SEC on August 6, 2026)

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended June 30, 2026

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2026	FOX CORPORATION

	By:	/s/ Adam G. Ciongoli
Name: Adam G. Ciongoli
Title: Chief Legal and Policy Officer